UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 30, 2017 (the “Closing Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 13, 2017, by and among Andeavor Logistics LP, a Delaware limited partnership (the “Partnership”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“TLLP GP”), Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of WNRL (“WNRL GP”), WNRL Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership (“LP Merger Sub”), and WNRL GP Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership (“GP Merger Sub”), (1) LP Merger Sub merged with and into WNRL (the “Merger”), with WNRL surviving such Merger as a wholly-owned subsidiary of the Partnership, and (2) GP Merger Sub merged with and into WNRL GP (the “GP Merger”), with WNRL GP surviving as a wholly-owned subsidiary of the Partnership.

This transaction was a transfer between entities under common control. Accordingly, the Partnership's combined consolidated financial statements and notes have been retrospectively adjusted to include the financial results of the Merger and GP Merger for all periods presented to June 1, 2017, the point that common control was established.

Included herein as Exhibit 99.1 are the unaudited condensed combined consolidated financial statements of the Partnership as of September 30, 2017 and December 31, 2016 and for the nine months ended September 30, 2017 and 2016. These supplemental unaudited condensed combined consolidated financial statements give retrospective effect to the Merger and GP Merger and updates the Partnership's previous financial statements filed November 9, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Supplemental unaudited Condensed Combined Consolidated Financial Statements of Andeavor Logistics LP.

	101.INS	XBRL Instance Document.

	101.SCH	XBRL Taxonomy Extension Schema Document.

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC Its general partner

By:	/s/ BLANE W. PEERY
Blane W. Peery Vice President and Controller

INDEX TO EXHIBIT

Exhibit Number	Description

*99.1	Supplemental unaudited Condensed Combined Consolidated Financial Statements of Andeavor Logistics LP.

*101.INS	XBRL Instance Document.

*101.SCH	XBRL Taxonomy Extension Schema Document.

*101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

*101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

*101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

*101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
* Submitted electronically herewith